Dunebridge Revolving Credit Facility	12 Months Ended
Dec. 31, 2020
Borrowings [abstract]
Dunebridge Revolving Credit Facility
10.	DUNEBRIDGE REVOLVING CREDIT FACILITY
On September 30, 2020, the Company entered into the Dunebridge RCF (Note 16) for US$25 million, with first ranking lien terms. The Dunebridge RCF carries an interest rate of 5% per annum, and is repayable on September 30, 2021, therefore has been classified as short-term on the balance sheet. Interest is payable on a monthly basis. The agreement also required an upfront 1% financing fee, which was paid on September 30, 2020. The Dunebridge RCF is not subject to any financial covenants to remain available. A default would occur if the Company is unable to make these monthly interest payments, or the principal repayment.
The Dunebridge RCF includes various restrictive covenants that requires no additional indebtedness be entered into, and no new agreements related to the sale of Diamonds, beyond what currently exists, without prior written approval from Dunebridge.
Under the Dunebridge RCF, permitted distributions to third parties (which include dividends) are subject to the Company having a net debt to EBITDA ratio of less than or equal to 1.75:1. Net debt is equal to total debt, less cash and cash equivalents. The aggregate amount of all distributions paid during the rolling four quarters up to and including the date of such distribution does not exceed 25% of free cash flows (“FCF”) during such period. FCF is defined as EBITDA minus, without duplication, (a) capital expenditures, (b) cash taxes, (c) any applicable standby fee, other fees or finance costs payable to the finance parties in connection with the Dunebridge RCF, (d) interest expenses and (e) any indebtedness (including mandatory prepayments) permitted under the existing agreement. Also, the available liquidity after payment of a distribution must be greater than or equal to US$
60
million for distributions paid during a quarter ending March 31, or US$
50
million for other quarters, where the aggregate amount of the all advances outstanding does not exceed US$
10 million.
The Dunebridge RCF payable is carried at amortized cost on the consolidated balance sheet.